AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER dated as of this 29th day of September 2003 (the "Agreement") among Lexor Incorporated, a Maryland corporation ("LEXOR"), Western Silver Lead Corporation, a Florida corporation ("WSVL") and the shareholder(s) of LEXOR listed in Exhibit A hereof (collectively the "Shareholder(s)"), being the owners of record of all of the issued and outstanding stock of LEXOR.

Whereas, WSVL wishes to acquire and the Shareholder(s) wish to transfer all of the issued and outstanding securities of LEXOR, in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Whereas, WSVL’s board of directors pursuant to Section 607.10025 of the Florida Statutes has authorized a reverse recapitalization of the authorized and the issued and outstanding shares of common stock, par value $.001 (formerly Class A common stock) on a one for ten basis (hereinafter "Common Stock").

Now, therefore, LEXOR, WSVL and the Shareholder(s) adopt this agreement and plan of merger and agree as follows:

1. EXCHANGE OF STOCK

1.1. NUMBER OF SHARES. The Shareholder(s) agree to transfer to WSVL at the Closing (defined below) the number of shares of common stock of LEXOR, $10.00 par value per share (the "LEXOR Shares"), shown opposite their names in Exhibit A, in an exchange for an aggregate of 10,867,000 shares of Common Stock of WSVL, $.001 par value per share ("WSVL Shares"). The shares of Common Stock referred to hereinafter have been adjusted to reflect the approval of the 1-for-10 reverse recapitalization.

1.2. EXCHANGE OF CERTIFICATES. Each Shareholder of an outstanding certificate or certificates theretofore representing LEXOR Shares shall surrender such certificate(s) for cancellation to WSVL, and shall receive in exchange a certificate or certificates representing the number of WSVL Shares into which the LEXOR Shares represented by the certificate or certificates so surrendered shall have been converted, as provided in Section 2.1 above and Section 3 below. The transfer of LEXOR Shares by the Shareholder(s) shall be effected by the delivery to WSVL at the Closing of certificates representing the transferred Shares endorsed in blank or accompanied by stock powers executed in blank.

1.3. FRACTIONAL SHARES. Fractional WSVL Shares shall not be issued, but in lieu thereof WSVL shall round up fractional WSVL Shares to the next highest whole number.

1.4. FURTHER ASSURANCES. At the Closing and from time to time thereafter, the Shareholder(s) shall execute such additional instruments and take such other action as WSVL may request in order more effectively to sell, transfer, and assign the transferred stock to WSVL and to confirm WSVL's title thereto.

2. RATIO OF EXCHANGE.

2.1 RATIO OF EXCHANGE. The securities of LEXOR owned by the Shareholder(s), and the relative securities of WSVL for which they will be exchanged, are set out opposite their names in Exhibit. The parties hereto acknowledge and understand that at the date of this Agreement, there are 1,883,000 WSVL Shares of Common Stock issued and outstanding reflecting the adjustment for the 1-for-10 reverse recapitalization and that the number of WSVL Shares issuable to the Shareholder(s) under Section 2.1 of this Agreement shall equal 10,867,000 WSVL Shares of Common Stock, on a post-reverse basis.

3. CLOSING.

3.1. TIME AND PLACE. The Closing contemplated herein shall be held at 11:00 AM September 29, 2003 at the offices of Dieterich and Associates, located at 11300 W. Olympic Blvd., Suite 800, CA 90064 unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by the written agreement of the parties.

3.2. FORM OF DOCUMENTS. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

4. UNEXCHANGED CERTIFICATES. Until surrendered, each outstanding certificate that prior to the Closing represented LEXOR Shares shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of WSVL Shares into which it was converted. No dividend or other distribution shall be paid to the Shareholder(s) of LEXOR Shares until presented for exchange at which time any outstanding dividends or other distributions shall be paid.

5. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER(S)

The Shareholder(s), individually and separately, represent and warrant as follows:

5.1. TITLE TO SHARES. The Shareholder(s), and each of them, are the owners, free and clear of any liens and encumbrances, of the number of LEXOR Shares which are listed in the attached schedule A and which they have contracted to exchange.

5.2. LITIGATION. There is no litigation or proceeding pending, or to any Shareholder's knowledge threatened, against or relating to the LEXOR Shares held by the Shareholder(s).

6. REPRESENTATIONS AND WARRANTIES OF LEXOR. LEXOR represents and warrants that:

6.1. CORPORATE ORGANIZATION AND GOOD STANDING. LEXOR is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

6.2. CAPITALIZATION. The authorized capital stock of LEXOR consists of 15,000 LEXOR Shares, $10.00 par value per share, of which 15,000 LEXOR Shares are issued and outstanding and are owned of record and beneficially by the Shareholder(s) listed on Exhibit A hereto.

6.3. ISSUED STOCK. All the outstanding LEXOR Shares are duly authorized and validly issued, fully paid and non-assessable.

6.4. STOCK RIGHTS. Except as set out by schedule attached hereto, there are no stock grants, options, rights, warrants or other rights to purchase or obtain LEXOR Shares or any preferred stock issued or committed to be issued.

6.5. CORPORATE AUTHORITY. LEXOR has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

6.6. AUTHORIZATION. Execution of this Agreement has been duly authorized and approved by LEXOR’s board of directors.

6.7. SUBSIDIARIES. Except as set on the schedule attached hereto, LEXOR has no subsidiaries.

6.8. FINANCIAL STATEMENTS. The financial statements of LEXOR shall be audited for the past two fiscal years (the "LEXOR Financial Statements") for the purpose of filing a Form 8-K/A under the Securities Exchange Act of 1934 in order for WSVL or successor to remain current and reporting under the Exchange Act. The LEXOR Financial Statements shall fairly present the financial condition of LEXOR as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

6.9. NO MATERIAL CHANGES. Except as set out by attached schedule, there has been no material adverse change in the business, properties, or financial condition of LEXOR since the date of the LEXOR Financial Statements.

6.10. LITIGATION. Except as set forth on the attached schedule, there is not, to the knowledge of LEXOR, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against LEXOR.

6.11. CONTRACTS. Except as forth on the attached schedule, LEXOR is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement other than the agreements set forth on a schedule

6.12. TITLE. Except as forth on the attached schedule, LEXOR has good and marketable title to all the real property and good and valid title to all other property included in the LEXOR Financial Statements. Except as set out in the balance sheets which are part of the LEXOR Financial Statements, the properties of LEXOR are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of LEXOR.

6.13. NO VIOLATION. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of LEXOR is subject or by which LEXOR is bound.

7. REPRESENTATIONS AND WARRANTIES OF WSVL. WSVL represents and warrants that:

7.1. CORPORATE ORGANIZATION AND GOOD STANDING. WSVL is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

7.2. CAPITALIZATION. WSVL's authorized capital stock, adjusted for the reverse recapitalization is as follows: 4,999,500,000 shares of Common Stock, $.001 par value per share following the one for ten reverse recapitalization; and 10,000 shares of Class B assessable common stock, $.001 par value per share following the one for five hundred reverse recapitalization. The reverse recapitalizations of the authorized and issued and outstanding capital stock were approved by the board of directors on September 29, 2003. Following the Merger, there will be a total of 15,000,000 WSVL Shares of Common Stock issued and outstanding upon the issuance of the WSVL Shares contemplated in this Agreement. WSVL has no authorized preferred stock.

7.3. ISSUED STOCK. All the outstanding WSVL Shares are duly authorized and validly issued, fully paid and non-assessable, except as set forth on the exhibit attached hereto.

7.4. STOCK RIGHTS. Except as forth on the attached schedule, there are no stock grants, options, rights, warrants or other rights to purchase or obtain WSVL Shares nor are any WSVL Shares committed to be issued except under this Agreement.

7.5. CORPORATE AUTHORITY. WSVL has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

7.6. AUTHORIZATION. Execution of this Agreement has been duly authorized and approved by WSVL's board of directors and by the consent of the holders of a majority of WSVL’s outstanding shares.

7.7. SUBSIDIARIES. WSVL has no wholly owned active and/or inactive subsidiaries.

7.8. FINANCIAL STATEMENTS. WSVL's financial statements dated as of September 30, 2002 and 2001, have been audited by independent public accountants, and WSVL’s quarterly financial statements for the periods ended June 30, 2003, March 31, 2003, December 31, 2002, June 30, 3002, and March 31, 2002 have been reviewed by independent public accountants (the WSVL Financial Statements, copies of which will have been delivered by WSVL to LEXOR prior to the Closing Date, have been prepared according the requirements of Regulation S-X promulgated by the SEC, and fairly present the financial condition of WSVL as of the dates therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied. The WSVL Financial Statements fairly present the financial condition of WSVL as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

7.9. NO MATERIAL CHANGES. Except as forth on the attached schedule, there has been no material adverse change in the business, properties, or financial condition of WSVL since the date of the WSVL Financial Statements.

7.10. LITIGATION. Except as forth on the attached schedule, there is not, to the knowledge of WSVL, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against WSVL.

7.11. CONTRACTS. Except as forth on the attached schedule, WSVL is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement, other than as provided under this Agreement.

7.12. TITLE. Except as set out by attached schedule, WSVL has good and marketable title to all the real property and good and valid title to all other property included in the WSVL Financial Statements. Except as set out in the balance sheet thereof, the properties of WSVL are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of WSVL.

7.13. NO VIOLATION. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of WSVL is subject or by which WSVL is bound.

8. CONDUCT PENDING THE CLOSING

LEXOR, WSVL and the Shareholder(s) covenant that between the date of this Agreement and the Closing as to each of them:

8.1. No change will be made in the charter documents, by-laws, or other corporate documents of LEXOR.

8.2. LEXOR will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

8.3. No change will be made in the charter documents, by-laws, or other corporate documents of WSVL, other than as expressly agreed by the parties in writing or to effect the terms of this Agreement.

8.4. WSVL will use its best efforts to maintain and preserve its business organization and will not enter into any material commitment except in the ordinary course of business.

8.5 None of the Shareholder(s) will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the LEXOR shares of common stock owned by them.

9. CONDITIONS PRECEDENT TO OBLIGATION OF THE SHAREHOLDER(S)

The Shareholder's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Shareholder(s) as appropriate:

9.1. WSVL'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of WSVL set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

9.2. BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of WSVL.

9.3. SUPPORTING DOCUMENTS OF WSVL. WSVL shall have delivered to the Shareholder(s) supporting documents in form and substance reasonably satisfactory to the Shareholder(s), to the effect that:

(a) Secretary's certificate stating that WSVL has authorized capital stock is as set forth herein;

(c) Certified copies of the resolutions of the board of directors of WSVL authorizing the execution of this Agreement and the consummation hereof;

(d) Secretary's certificate of incumbency of the officers and directors of WSVL; and

(e) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

10. CONDITIONS PRECEDENT TO OBLIGATION OF WSVL

WSVL's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by WSVL:

10.1. SHAREHOLDER(S)' REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholder(s) set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

10.2. LEXOR'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of LEXOR set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

10.3. BOARD OF DIRECTOR APPROVAL. This Agreement shall have been approved by the Board of Directors of LEXOR.

10.4. SUPPORTING DOCUMENTS OF LEXOR. LEXOR shall have delivered to WSVL supporting documents in form and substance reasonably satisfactory to WSVL, to the effect that:

(a) A good standing certificate from the jurisdiction of LEXOR’s state of organization stating that LEXOR is a corporation duly organized, validly existing, and in good standing;

(b) Secretary's certificate stating that LEXOR has authorized capital stock is as set forth herein;

(c) Certified copies of the resolutions of the board of directors of LEXOR authorizing the execution of this Agreement and the consummation hereof;

(d) Secretary's certificate of incumbency of the officers and directors of LEXOR; and

(e) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

12. TERMINATION. This Agreement may be terminated (1) by mutual consent in writing; (2) by the Shareholder(s), WSVL or LEXOR if there has been a material misrepresentation or material breach of any warranty or covenant by any other party, specifically including the requirement that WSVL satisfy its obligations to deliver WSVL Financial Statements and that LEXOR deliver LEXOR Financial Statements, as required under this Agreement; or (3) by any of the Shareholder(s), WSVL or LEXOR if the Closing shall not have taken place within sixty (60) days following the filing of a Form 8-K Current Report by LEXOR under the Exchange Act reporting the execution of this Agreement, unless adjourned to a later date by mutual consent in writing.

13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Shareholder(s), WSVL and LEXOR set out herein shall survive the Closing.

14. ARBITRATION.

14.1. SCOPE. The parties hereby agree that any and all claims under the terms of this Agreement will be resolved by arbitration before the American Arbitration Association within the County of Orange, State of California.

14.2. CONSENT TO JURISDICTION, SITUS AND JUDGEMENT. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) shall rest in the superior court in and for Orange County, State of California. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

14.3. APPLICABLE LAW. The law applicable to the arbitration and this Agreement shall be that of the State of California, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

14.4. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

14.5. RULES OF LAW. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

14.6. FINALITY AND FEES. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this Agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this Agreement.

14.7. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and\or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

14.8. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

14.9. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, under this Agreement based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief, or rights of affiliates of the Shareholder(s) under a separate securities compliance services agreement or a secured note and pledge agreement executed in connection with the securities compliance services agreement.

14.10. SURVIVAL. The provisions for arbitration contained herein shall survive the termination of this Agreement for any reason.

15. GENERAL PROVISIONS.

15.1. FURTHER ASSURANCES. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

15.2. WAIVER. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

15.3. BROKERS. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

15.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

If to LEXOR, to:
Lexor Incorporated
1621 Cole Street
Baltimore, MD 21223

If to WSVL, to:
Western Silver Lead Corporation
445 Park Avenue, Suite 922
New York, NY 10022

If to the Shareholder(s), to:
Christopher Long
1621 Cole Street
Baltimore, MD 21223

15.5. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

15.6. ASSIGNMENT. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

15.7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

15.8. REVIEW OF AGREEMENT. Each party acknowledges that it has had time to review this Agreement and, as desired, consult with counsel. In the interpretation of this Agreement, no adverse presumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this Agreement.

15.9. SCHEDULES. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon and shall be dated.

15.10. EFFECTIVE DATE. This effective date of this Agreement shall be September 29, 2003.

WITNESS WHEREOF, LEXOR INCORPORATED, WESTERN SILVER LEAD CORPORATION AND THE SHAREHOLDER(S) OF LEXOR INCORPORATED HAVE EXECUTED THIS AGREEMENT.

LEXOR, INC.

By: _____________________ Date: September 32, 2003
Christopher Long, President

By:______________________ Date: September 32, 2003
Christopher Long, Shareholder

WESTERN SILVER LEAD CORPORATION

By:_____________________        Date: September 32, 2003
Richard Rubin, Secretary and Director

SHAREHOLDER(S) OF LEXOR INCOPORATED

Exhibit A

Number of LEXOR Shares to be Surrendered	Number of WSVL Shares to be Issued	Name of Shareholder	Address of Shareholder
15,000	10,867,000	Christopher Long	1621 Cole St., Baltimore, MD 21223